Q3 2025 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com February 4, 2025 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, future market demand, and statements about Capital Southwest's receipt of a second SBIC license. Receipt of a green light letter provides no assurances that the SBA will ultimately issue an additional SBIC license to Capital Southwest, and Capital Southwest has received no assurance or indication from the SBA as such, or of a timeframe in which it would receive its second SBIC license, should one be granted. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; the impact of interest rate volatility; the impact of supply chain constraints and labor difficulties on our portfolio companies; elevated levels of inflation and its impact on Capital Southwest's portfolio companies and the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company ("SBIC"); and an economic downturn and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Josh S. Weinstein Senior Managing Director and Chief Investment Officer Chris Rehberger Executive Vice President and Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) and 7.75% Notes due 2028 ("CSWCZ") • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • 33 employees based in Dallas, Texas • Total Balance Sheet Assets of $1.8 B as of December 31, 2024 • Operate Capital Southwest SBIC I, LP, a wholly-owned subsidiary • Maintain investment grade issuer ratings of Baa3 from Moody's and BBB- from Fitch CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 • Q3 2025 Pre-Tax Net Investment Income (“NII”) of $30.7 MM or $0.64 per share • Declared Regular Dividend of $0.58 per share for the quarter ending March 31, 2025 ◦ In addition, increased Supplemental Dividend to $0.06 per share for the quarter ending March 31, 2025, compared to the $0.05 per share Supplemental Dividend paid for the quarter ended December 31, 2024 • Investment Portfolio at Fair Value of approximately $1.7 B ◦ $317.5 MM in total new committed investments to nine new portfolio companies and twenty existing portfolio companies • Net Asset Value per share of $16.59 as of December 31, 2024 • Issued $230.0 MM in aggregate principal of 5.125% Convertible Notes due 2029 ◦ Initial conversion price of $25.00 per share of common stock • Redeemed in full $140.0 MM January 2026 Notes ◦ No "make-whole" premium required on the redemption • Received "Green Light Letter" from SBA in December 2024, allowing CSWC to submit Final Application for SBIC II • Raised $53.6 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $22.68 per share, or 137% of the prevailing NAV per share • Regulatory Debt to Equity ended at 0.90x for the quarter • $376 MM of total availability under credit facilities and $36 MM in cash and cash equivalents as of quarter end Q3 2025 Highlights Financial Highlights

Page 7 • In the last twelve months ended 12/31/2024, CSWC generated $2.65 per share in Pre-Tax NII and paid out $2.30 per share in Regular Dividends ◦ LTM Pre-Tax NII Regular Dividend Coverage of 115% • Cumulative Pre-Tax NII Regular Dividend Coverage of 111% since launch of credit strategy in 2015 • Total of $4.12 per share Special and Supplemental Dividends declared since launch of credit strategy in 2015 • Estimated Undistributed Taxable Income ("UTI") of $0.68 per share as of December 31, 2024 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.54 $0.97 $0.48 $0.63 $0.50 $0.57 $0.58 $0.59 $0.62 $0.63 $0.63 $0.63 $0.64 $0.63 $0.64 $0.44 $0.47 $0.48 $0.48 $0.50 $0.52 $0.53 $0.54 $0.56 $0.57 $0.57 $0.57 $0.58 $0.58 $0.58 $0.10 $0.50 $0.05 $0.05 $0.05 $0.06 $0.06 $0.06 $0.06 $0.06 $0.05 $0.06 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 8.6% 15.3% 8.1% 13.7% 13.3% 13.0% 11.8% 12.0% 10.8% 10.6% 10.1% 9.7% 10.1% 11.5%

Page 8 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $30.06 $32.93 $33.39 $34.02 $34.65 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $16.37 $16.77 $16.60 $16.59 $16.59 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $3.66 $3.89 $3.95 $4.01 $4.06 $0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 $10.03 $12.27 $12.84 $13.42 $14.00 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase from Credit Strategy of $16.97 per share through 12/31/2024

Page 9 CSWC leads financing transactions, primarily backing private equity firms that generally fit the following parameters • Flexible financing solutions to fund growth, changes of control, or other corporate events • Investments are diverse among industries, geographic regions, and end markets • Companies with EBITDA between $3 MM and $25 MM • Typical leverage of 2.5x – 4.5x Debt to EBITDA through CSWC debt position and Loan-to-Value of 25% - 50% • Investments generally range in size from $5 MM to $50 MM • Both sponsored and non-sponsored deals • Floating rate first lien debt securities • Frequently make equity co-investments alongside CSWC debt Lower Middle Market Credit Strategy

Page 10 Granular Credit Portfolio Heavily Weighted Towards First Lien Investments 98% of credit portfolio in first lien senior secured loans with an average investment hold size of 0.9% as of 12/31/2024 Credit Portfolio Heavily Weighted to First Lien $ (M illi on s) Average H old S ize % $93 $167 $239 $368 $474 $573 $794 $1,038 $1,345 $1,335 $1,374 $1,543 5.6% 3.6% 3.8% 2.8% 2.3% 1.9% 1.5% 1.3% 0.9% 1.0% 1.0% 0.9% Sub-Debt Second Lien First Lien Average Hold Size % 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 64% 28% 8% 82% 10% 8% 4% 10% 86% 90% 8% 2% 6% 92% 2% 93% 7% 96% 4% 43% 41% 16% 97% 3% 98% 2% 98% 2% 98% 2%

Q3 2025 Originations

$317.5 MM in total new committed investments to nine new portfolio companies and twenty existing portfolio companies

- $234.7 MM funded at close

Portfolio Originations	Q3 2025					
Name	**Industry**	**Type**	**Total Debt Funded at Close ($000s)**	**Total Equity Funded at Close ($000s)**	**Unfunded Commitments at Close ($000s)**	**Debt Yield to Maturity**
Undisclosed Portfolio Company	N/A	First Lien / Equity	$32,000	$500	$5,000	10.5%
Musiker Discovery Programs, Inc. (d.b.a Summer Discovery)	Education	First Lien	$23,000	$—	$12,500	12.0%
Superior Health Parent LLC	Healthcare Services	First Lien	$18,500	$—	$12,000	10.5%
Edge Autonomy Holdings, LLC	Aerospace & Defense	First Lien	$30,000	$—	$—	12.1%
Mid-Florida Endodontics Management Company, LLC	Healthcare Services	First Lien	$16,100	$—	$13,000	11.0%
SureKap, LLC	Industrial Machinery	First Lien	$13,500	$—	$6,900	10.5%
C&M Conveyor, Inc.	Industrial Machinery	First Lien	$15,619	$—	$—	11.5%
Exact Borrower, LLC	Media & Marketing	First Lien	$11,500	$—	$4,000	11.0%
FS Vector LLC	Research & Consulting Services	First Lien / Equity	$12,000	$333	$2,000	10.4%
LKC Technologies, Inc.	Healthcare Equipment & Supplies	First Lien	$12,650	$—	$—	11.3%
Undisclosed Portfolio Company	N/A	First Lien / Equity	$8,000	$1,000	$2,000	12.5%
Red Dog Operations Holding Company LLC	Consumer Services	First Lien / Equity	$7,500	$1,000	$2,000	11.0%
Pool Service Partners, Inc.	Consumer Services	First Lien	$—	$—	$10,400	11.7%
Cumbria Capital MSO, LLC	Healthcare Services	First Lien	$5,400	$—	$3,500	11.0%

CSWC capital southwest

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Page 12 Portfolio Originations Q3 2025 Name Industry Type Total Debt Funded at Close ($000s) Total Equity Funded at Close ($000s) Unfunded Commitments at Close ($000s) Debt Yield to Maturity Undisclosed Portfolio Company N/A First Lien $6,750 $— $— 12.5% LEHR Upfitters, LLC Commerical Services & Supplies First Lien $612 $— $6,121 10.5% Undisclosed Portfolio Company N/A First Lien / Equity $4,000 $500 $1,000 11.3% Microbe Formulas LLC Healthcare Products First Lien $5,043 $— $— 10.3% Crafty Apes LLC Movies & Entertainment First Lien $3,623 $— $924 11.8% KMS, LLC Distribution First Lien $1,829 $— $— 14.1% 360 Quote TopCo, LLC Media & Marketing First Lien $— $— $1,500 10.8% Guardian Fleet Services, Inc. Transportation & Logistics First Lien / Equity $1,000 $500 $— 13.6% Systec Corporation Industrial Machinery First Lien $1,000 $— $— 12.3% Heat Trak, LLC Consumer Products First Lien $500 $— $— 14.3% Spectrum of Hope, LLC (d.b.a Kids SPOT) Healthcare Services First Lien $411 $— $— 12.8% Other Equity Co-Investments Various Equity $— $303 $— N/A Total / Wtd. Avg $230,537 $4,136 $82,845 11.27% Q3 2025 Originations (Continued) $317.5 MM in total new committed investments to nine new portfolio companies and twenty existing portfolio companies • $234.7 MM funded at close

Page 13 Portfolio Exits Q3 2025 Name Industry Type Total Proceeds ($000s) Realized Gain / (Loss) ($000s) IRR Versicare Management LLC Healthcare Services First Lien $23,721 $362 17.1% Research Now Group, LLC Data Processing & Outsourced Services First / Second Lien $2,935 $(237) (9.6)% Total / Wtd. Avg $26,656 $125 6.8% Track Record of CSWC Exits Continues • During the quarter, CSWC exited two debt investments generating proceeds of $26.7 MM and a weighted average IRR of 6.8% • Cumulative weighted average IRR of 13.7% on 88 portfolio company exits, generating $1.1 B in proceeds since launch of credit strategy in January 2015

CSWC Investment Portfolio Composition

Maintaining appropriate portfolio leverage while receiving attractive risk-adjusted returns

Investment Portfolio - Statistics		
(in $000's)	**9/30/2024**	**12/31/2024**
	Total CSWC Portfolio	**Total CSWC Portfolio**
Number of Portfolio Companies	118	125
Total Cost	$1,522,664	$1,713,282
Total Fair Value	$1,508,507	$1,701,286
Average Hold Size Debt Investments (at Fair Value)	$13,086	$13,897
Average Hold Size Equity Investments (at Fair Value)	$1,868	$2,062
% First Lien Investments (at Fair Value)	89.2%	89.1%
% Second Lien Investments (at Fair Value)	1.8%	1.5%
% Subordinated Debt Investments (at Fair Value)	0.1%	0.1%
% Equity (at Fair Value) (1)	8.9%	9.3%
Wtd. Avg. Yield on Debt Investments (2)	12.9%	12.1%
Wtd. Avg. Yield on Total Investments (3)	12.7%	12.1%
Wtd. Avg. EBITDA of Issuer ($MM's) (4)	$19.8	$20.0
Wtd. Avg. Leverage through CSWC Security (5)	3.8x	3.6x

(1) At December 31, 2024 and September 30, 2024, we had equity ownership in approximately 62% and 61%, respectively, of our investments

(2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of December 31, 2024, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments

(3) The weighted average annual effective yields on total investments were calculated by dividing total investment income, exclusive of non-recurring fees, by average total investments at fair value

(4) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarters ended December 31, 2024 and September 30, 2024, fourteen portfolio companies and twelve portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful.

(5) Includes CSWC debt investments only. Calculated as the amount of each portfolio company's debt (including CSWC's position and debt senior or pari passu to CSWC's position, but excluding debt subordinated to CSWC's position) in the capital structure divided by each portfolio company's adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. For the quarters ended December 31, 2024 and September 30, 2024, fourteen portfolio companies and twelve portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful.

C S W C
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Page 15 Approximately 95% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate solid performance Investment Rating 9/30/2024 Investment Rating Upgrades Investment Rating Downgrades 12/31/2024 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 23 $247.5 18.0% 9 $99.0 6.4% — $— —% 36 $414.0 26.8% 2 114 $1,037.5 75.5% — $— —% — $— —% 113 $1,047.9 67.9% 3 10 $87.8 6.4% — $— —% 2 $15.4 1.0% 10 $78.7 5.1% 4 1 $1.1 0.1% — $— —% 1 $2.0 0.1% 2 $2.0 0.1% Quarter-over-Quarter Investment Rating Migration Note: We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein. Investment Ratings range from a rating of 1, which represents the least amount of risk in our portfolio, to 4, which indicates that the investment is performing materially below underwriting expectations.

Page 16 CSWC Portfolio Mix as of December 31, 2024 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of approximately $1.7 B continues to be heavily weighted towards first lien investments and diverse across industries First Lien 89.1% Second Lien 1.5% Senior Subordinated Debt 0.1% Equity 9.3% Healthcare Services 13% Media & Marketing 8% Food, Agriculture & Beverage 7% Consumer Services 7% Consumer Products 7% Financial Services 6% Industrial Machinery 5% Transportation & Logistics 5% Business Services 5% Industrial Products 4% Healthcare Equipment & Supplies 4% Software & IT Services 3% Aerospace & Defense 3% Environmental Services 3% Note: Equity represents equity co-investments across 77 portfolio companies.

Page 17 Income Statement (In Thousands, except per share amounts) Quarter Ended 3/31/2024 Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2024 Investment Income Interest Income $39,923 $42,987 $43,698 $42,889 PIK Interest Income 2,953 3,051 2,398 3,246 Dividend Income 1,887 2,418 572 586 Fees and Other Income 1,668 2,898 2,038 5,252 Total Investment Income $46,431 $51,354 $48,706 $51,973 Expenses Cash Compensation $1,869 $3,466 $1,990 $2,388 Share Based Compensation 1,131 1,224 1,538 1,544 General & Administrative 2,209 2,931 2,577 2,641 Total Expenses (excluding Interest) $5,209 $7,621 $6,105 $6,573 Interest Expense $11,453 $12,447 $12,587 $14,717 Pre-Tax Net Investment Income $29,769 $31,286 $30,014 $30,683 Gains / Losses and Taxes Net Realized and Unrealized Losses $(15,927) $(14,824) $(8,481) $(13,661) Realized Loss on Extinguishment of Debt — — — (387) Income Tax (Expense) / Benefit (373) (2,427) 1,151 (367) Net increase in Net Assets Resulting from Operations $13,469 $14,035 $22,684 $16,268 Weighted Average Basic Shares Outstanding 44,101 45,665 47,243 48,315 Pre-Tax NII Per Basic Weighted Average Share $0.68 $0.69 $0.64 $0.64 Net Increase in Net Assets Per Basic Wtd. Average Share $0.31 $0.31 $0.48 $0.34

Page 18 Operating Leverage Trend Driving exceptional Operating Leverage through benefits of internally-managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $974 $1,258 $1,557 $1,544 $1,604 $1,789 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% 1.9% 1.7% 1.8% 1.7% 1.6% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 FY 23 FY 24 Q1 FY 25 Q2 FY 25 Q3 FY 25 $0 $500 $1,000 $1,500 $2,000 1% 2% 3% 4% 5% 6% Total Assets Operating Expenses as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets

Page 19 $16.59 $0.64 $(0.58) $(0.05) $(0.54) $0.26 $0.27 $0.03 $(0.03) $16.59 9/3 0/2 02 4 N AV/Shar e Pre- Tax Net I nv est ment In com e Regu lar Divi den d Sup ple ment al D ivi den d Net C han ge in Valu ati on of Debt Port fol io Net C han ge in Valu ati on of Equ ity Port fol io Accr eti on fro m Equ ity Iss uan ce Shar e B ase d C om pen sat ion Exp ens e Othe r C orp ora te 12 /31 /20 24 NAV/Shar e $14.00 $14.50 $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 $18.00 NAV per Share Bridge for Quarter Ended 12/31/24 Earnings / Dividends $0.01 per Share Investment Portfolio Valuation Change $(0.28) per Share Other Corporate $0.27 per Share

Significant Unused Debt Capacity with Long-Term Duration

Earliest debt maturity occurs in October 2026

Facility	Total Commitments	Interest Rate	Maturity	Principal Drawn	Undrawn Commitment
October 2026 Notes (1)	$150.0 MM	3.375%	October 2026	$150.0 MM	N/A
Corporate Credit Facility	$485.0 MM	Term SOFR + 2.15%	August 2028	$190.0 MM	$294.1 MM (2)
August 2028 Notes (3)	$71.9 MM	7.75%	August 2028	$71.9 MM	N/A
SPV Credit Facility	$200.0 MM	Term SOFR + 2.50%	March 2029	$118.0 MM	$82.0 MM
2029 Convertible Notes (4)	$230.0 MM	5.125%	November 2029	$230.0 MM	N/A
SBA Debentures	$175.0 MM	4.42% (5)	September 2031 (6)	$175.0 MM	$0.0 MM

Long-Term Debt Obligations (Calendar Year)


Principal Payments ($MM)
$600
$450
$300
$150
$0
$150.0
$150.0
$261.9
$71.9
$190.0
$348.0
$230.0
$118.0
$175.0
$175.0
CY 2025
CY 2026
CY 2027
CY 2028
CY 2029
CY 2030 - Thereafter
SPV Facility
August 2028 Notes
Corporate Credit Facility
2029 Convertible Notes
October 2026 Notes
SBA Debentures

(1) Redeemable in whole or in part at any time prior to July 1, 2026, at par plus a "make whole" premium, and thereafter at par
(2) Net of $0.9 MM in letters of credit outstanding
(3) Redeemable in whole or in part at Capital Southwest's option on or after August 1, 2025
(4) Redeemable in whole or in part at Capital Southwest's option on or after November 20, 2027 or before the 45th scheduled trading day immediately prior to the maturity date if the price of CSWC common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period
(5) Weighted average interest rate of all SBA Debentures for the three months ended December 31, 2024
(6) First SBA Debentures mature on September 1, 2031

CSWC capital southwest

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Page 21 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 3/31/2024 Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2024 Assets Portfolio Investments $1,476,561 $1,468,126 $1,508,507 $1,701,286 Cash & Cash Equivalents 32,273 33,299 47,237 36,013 Other Assets 47,924 42,607 48,754 51,766 Total Assets $1,556,758 $1,544,032 $1,604,498 $1,789,065 Liabilities SBA Debentures $148,695 $148,880 $149,064 $170,721 January 2026 Notes 139,388 139,472 139,557 — October 2026 Notes 148,077 148,269 148,462 148,654 August 2028 Notes 69,693 69,820 69,948 70,075 2029 Convertible Notes — — — 222,744 Credit Facilities 265,000 229,000 278,000 308,000 Other Liabilities 30,229 31,260 28,209 38,429 Total Liabilities $801,082 $766,701 $813,240 $958,623 Shareholders Equity Net Asset Value $755,676 $777,331 $791,258 $830,442 Net Asset Value per Share $16.77 $16.60 $16.59 $16.59 Regulatory Debt to Equity 0.82x 0.75x 0.80x 0.90x

Page 22 Portfolio Statistics Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 3/31/2024 Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2024 Portfolio Statistics Fair Value of Debt Investments $1,344,559 $1,335,279 $1,374,041 $1,542,524 Average Debt Investment Hold Size $12,566 $12,717 $13,086 $13,897 Fair Value of Debt Investments as a % of Par 96% 95% 95% 95% % of Investment Portfolio on Non-Accrual at Fair Value 2.3% 1.9% 3.5% 2.7% Weighted Average Yield on Debt Investments 13.29% 13.26% 12.87% 12.08% Fair Value of All Portfolio Investments $1,476,561 $1,468,126 $1,508,507 $1,701,286 Weighted Average Yield on all Portfolio Investments 12.67% 13.49% 12.73% 12.06% Investment Mix (Debt vs. Equity) at Fair Value 91% / 9% 91% / 9% 91% / 9% 91% / 9%

Page 23 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 3/31/2024 Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2024 Investment Income Breakdown Cash Interest $38,881 $41,998 $42,629 $42,294 Cash Dividends 1,887 2,418 572 586 PIK Income 2,953 3,051 2,398 3,246 Amortization of Purchase Discounts and Fees 1,254 1,531 1,560 1,641 Management/Admin Fees 469 465 480 491 Fees & Other Income 987 1,891 1,067 3,715 Total Investment Income $46,431 $51,354 $48,706 $51,973 Key Metrics Cash Income as a % of Investment Income (1) 94% 94% 95% 94% % of Total Investment Income that is Recurring 98% 94% 98% 92% (1) Includes Purchase Discounts and Fees previously received in cash

Page 24 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter Quarter Ended 3/31/2024 Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2024 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Basic Share $0.68 $0.69 $0.64 $0.64 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 16.10% 16.34% 15.31% 15.31% Realized Earnings Per Wtd Avg Basic Share $0.22 $0.65 $0.44 $0.35 Realized Earnings Return on Equity (ROE)(1) 5.27% 15.45% 10.65% 8.55% Earnings Per Wtd Avg Basic Share $0.31 $0.31 $0.48 $0.34 Earnings Return on Equity (ROE)(1) 7.28% 7.33% 11.57% 8.12% Regular Dividends per Share $0.57 $0.57 $0.58 $0.58 Supplemental / Special Dividends per Share $0.06 $0.06 $0.06 $0.05 Total Dividends per Share $0.63 $0.63 $0.64 $0.63

Page 25 Note: Illustrative change in annual NII does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in the portfolio. It also does not adjust for other business developments, including future originations and repayments. Accordingly, no assurances can be given that actual results would not differ materially from the table above. Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change ($ Per Share) (200 bps) (24,004,811) (0.48) (150 bps) (18,033,867) (0.36) (100 bps) (12,022,578) (0.24) (50 bps) (6,011,289) (0.12) 50 bps 6,011,289 0.12 2.2% 97.8% Fixed Floating

Corporate Information

Board of Directors
Inside Director
Bowen S. Diehl
Independent Directors
David R. Brooks
Christine S. Battist
Jack D. Furst
William R. Thomas
Ramona Rogers-Windsor

Senior Management
Bowen S. Diehl
President & Chief Executive Officer
Michael S. Sarner
Chief Financial Officer, Secretary & Treasurer
Josh S. Weinstein
Senior Managing Director & Chief Investment Officer

Fiscal Year End
March 31

Independent Auditor
RSM US LLP Chicago, IL

Corporate Counsel
Eversheds Sutherland (US) LLP

Corporate Offices & Website
8333 Douglas Avenue
Suite 1100
Dallas, TX 75225
http://www.capitalsouthwest.com

Investor Relations
Michael S. Sarner
Capital Southwest
214-884-3829
msarner@capitalsouthwest.com

Transfer Agent
Equiniti Trust Company, LLC
www.equiniti.com

Securities Listing
Nasdaq: "CSWC" (Common Stock)
Nasdaq: "CSWCZ" (7.75% Notes due 2028)

Industry Analyst Coverage		
Firm	**Analyst**	**Contact Information**
Ladenburg Thalmann & Co., Inc.	Mickey Schleien	Direct: 305-572-4131
Citizens JMP	Brian McKenna	Direct: 585-217-7407
Jefferies, LLC	Matthew Hurwit	Direct: 415-419-9644
Raymond James & Associates	Robert Dodd	Direct: 901-579-4560
Oppenheimer & Co., Inc.	Mitchel Penn	Direct: 212-667-7136
UBS Securities, LLC	Douglas Harter	Direct: 212-882-0080
B. Riley Securities	Bryce Rowe	Direct: 703-312-1820

CSWC capital southwest

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